UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2023 (February 23, 2023)

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Road Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)

(720) 647-8519

(Registrant’s telephone number, including area code)

Imara Inc.

1309 Beacon Street, Suite 300, Office 341

Brookline, MA 02446

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 1, 2023, Enliven Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, the completion of a previously announced merger pursuant to which Iguana Merger Sub, Inc. merged with and into Enliven Inc. (formerly, Enliven Therapeutics, Inc.) (“Former Enliven”), with Former Enliven surviving as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”).

The Company is filing this Amendment No. 1 (the “Amendment”) on Form 8-K/A to the Initial Form 8-K to provide: (i) certain historical financial information of Former Enliven and unaudited pro forma condensed combined financial information of the Company after giving pro forma effect to the Merger and (ii) certain voluntary disclosures concerning the financial condition of the Company. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial 8-K. Such financial information was excluded from the Initial Form 8-K in reliance on the instructions to such items.

Item 7.01.	Regulation FD Disclosure. Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, its website (www.enliventherapeutics.com), press releases, public conference calls, and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company, its product candidates and other matters. As such, investors, the media and others are encouraged to review the information disclosed through the Company’s social media and other channels listed above as such information could be deemed to be material information. Please note that this list may be updated from time to time.

The information furnished pursuant to Item 7.01 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Former Enliven’s Management’s Discussion and Analysis and Results of Operations as of and for the years ended December 31, 2022 and 2021 is filed herewith and attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements

The audited financial statements of Former Enliven as of December 31, 2022 and 2021 and for the years then ended are attached as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information of the Company as of and for the year ended December 31, 2022 is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Deloitte & Touche LLP

99.1	Management’s Discussion and Analysis and Results of Operations of Enliven Inc. for the years ended December 31, 2022 and 2021

99.2	Audited financial statements of Enliven Inc. as of and for the years ended December 31, 2022 and 2021

99.3	Pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: March 21, 2023	By:	/s/ Benjamin Hohl
	Name:	Benjamin Hohl
	Title:	Chief Financial Officer